UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 25, 2012

(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas		75225
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 25, 2012, Capstead Mortgage Corporation issued a press release announcing second quarter 2012 results. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Press release issued by Capstead Mortgage Corporation dated July 25, 2012 announcing second quarter 2012 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

July 25, 2012	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Chief Financial Officer and
Executive Vice President